                                                                 EXHIBIT (R)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MARY JANE B. FORTIN, MALLARY REZNIK, MANDA GHAFERI AND JENNIFER POWELL, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

----------------------------------------------------------------------------------
REGISTRANT NAME                                FILE NOS.
----------------------------------------------------------------------------------
FS Variable Separate Account       333-178845  333-178844  333-178859  333-178852
811-08810                          333-178848  333-178849  333-178857  333-178853
                                   333-178842  333-178843  333-178855  333-178847
                                   333-178841  333-178854  333-178850
----------------------------------------------------------------------------------
FS Variable Separate Account One   333-178861
811-06313
----------------------------------------------------------------------------------
FS Variable Separate Account Two   333-178863
811-08624
----------------------------------------------------------------------------------
FS Variable Separate Account Five  333-178860  333-178858  333-178862  333-178856
811-08369
----------------------------------------------------------------------------------
USL SEPARATE ACCOUNT USL B         333-171493  333-171498  333-171497
811-04865-01
----------------------------------------------------------------------------------
USL SEPARATE ACCOUNT USL A         333-171496  333-171503  333-171502  333-171501
811-04865                          333-171499  333-171495  333-171500
----------------------------------------------------------------------------------
USL Separate Account VL-R                      333-79471   333-57062   333-137941
811-09359                          333-149403  333-105246  333-105762
                                   333-151575
----------------------------------------------------------------------------------
USL Separate Account VA-R          333-63673   333-109499  333-63843
811-09007
----------------------------------------------------------------------------------

Signature                           Title                        Date
---------                           -----                        ----

JAY S. WINTROB
----------------   Chairman of the Board, President and     April 29, 2013
JAY S. WINTROB     Chief Executive Officer

BRUCE R. ABRAMS
----------------   Director and President - Fixed Annuities April 29, 2013
BRUCE R. ABRAMS

WILLIAM J. CARR
----------------   Director                                 April 29, 2013
WILLIAM J. CARR

                                  USL POA - 1

                                 POWER OF ATTORNEY

Signature                              Title                         Date
---------                              -----                         ----

THOMAS J. DIEMER
--------------------   Director, Senior Vice President and      April 29, 2013
THOMAS J. DIEMER       Chief Risk Officer

MARY JANE B. FORTIN
--------------------   Director, Executive Vice President and   April 29, 2013
MARY JANE B. FORTIN    Chief Financial Officer

--------------------   Director, Senior Vice President and      April __, 2013
DEBORAH A. GERO        Chief Investment Officer

WILLIAM J. KANE
--------------------   Director                                 April 29, 2013
WILLIAM J. KANE

SCOTT H. RICHLAND
--------------------   Director                                 April 29, 2013
SCOTT H. RICHLAND

R. LAWRENCE ROTH
--------------------   Director                                 April 29, 2013
R. LAWRENCE ROTH

STEVEN D. ANDERSON
--------------------   Vice President and Controller            April 29, 2013
STEVEN D. ANDERSON

                                  USL POA - 2